EXHIBIT 10.6

                                                                       (Group B)


                    INVU INC. ENTERPRISE MANAGEMENT INCENTIVE

                             SHARE OPTION AGREEMENT

THIS AGREEMENT IS MADE the 14th day of September, 2001

BETWEEN

1. INVU Inc. a company incorporated under the laws of the State of Colorado, United States of America and having its United Kingdom office at Blisworth Hill Farm, Stoke Road, Blisworth Northants NN7 3DB ("the Company");

2. INVU Services Limited (Registration No. 3319922) a company incorporated under the laws of England and having its registered office at Blisworth Hill Farm, Stoke Road, Blisworth Northants NN7 3DB ("the Employer"); and

3.       .................................................("the Option-holder").

WHEREAS:

(A) This Agreement sets out the terms on which the Board grants an Option to the Option-holder to acquire shares of Common Stock in the Company.

(B) Shares acquired on the exercise of this Option are subject to the Articles of Incorporation of the Company.

(C) The terms and conditions of this Option are intended to satisfy the requirements of Schedule 14 of Finance Act 2000.

(D)      The Company is carrying on a Qualifying Trade.

(E) The Option-holder does not have a material interest within the meaning of paragraph 31 of Schedule 14.


NOW IT IS HEREBY AGREED as follows:

1.       AMALGAMATION OF THE SCHEDULE

         The rules contained in the Schedule shall, except where they are excluded or modified by this Agreement, apply to this Agreement, and in addition to Appendix A, shall constitute the terms of this Agreement.

2.       INTERPRETATION AND CONSTRUCTION

         Definitions

2.1 In this Agreement except where the context otherwise requires the following expressions shall have the following meanings:

"Act"                               the Income and Corporation Taxes Act 1988;

"Agreement"                         this Share Option Agreement made between the
                                    Company, the Employer and the Option-holder,
                                    including   the  rules   contained   in  the
                                    Schedule;

"Applicable Laws"                   the requirements applicable to Stock Options
                                    under  U.S.  state   corporate   laws,  U.S.
                                    federal  and  state   securities  laws,  the
                                    Internal Revenue Code of 1986 as amended, any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be granted;

"Auditors"                          the  auditors  for  the  time  being  of the
                                    Company or, such other auditors as the Board may appoint for the exclusive purposes of this Agreement;

"Board" the board of directors of the Company or a duly appointed committee of the board;

"Committed Time"                    the meaning  given to it by  paragraph 29 of
                                    Schedule 14;

"Control"                           the  meaning  given to it by section  840 of
                                    the Act;

"Date of Grant"                     the date on which an Option is granted;

"Employee"                          any  employee or director of a member of the
                                    Group whose Committed Time to the duties of his employment is at least 25 hours per week
                                    (excluding meal breaks) or; if less, 75 % of his working time;

"Employer"                          INVU Services Limited  registered in England
                                    with Number 3319922;

"Exercise Period"                   in  relation  to this  Option,  such  period
                                    commencing from the third anniversary of the Date of Grant to the tenth anniversary of the Date of Grant;

"Exercise Price"                    the  price at which  the  Option-holder  may
                                    acquire a Share on the exercise of his Option as determined by the Board;

"Group"                             the Company and its Subsidiaries and "member
                                    of   the   Group"    shall   be    construed
                                    accordingly;

"Market Value"                      the market value  determined  in  accordance
                                    with paragraph 66 of Schedule 14;

"NICs"                              means National Insurance contributions;

"Option" a subsisting right granted pursuant to this Agreement to acquire Shares;

"Option Gain"                       a   gain   realised   upon   the   exercise,
                                    assignment or release of this Option, being the amount that is chargeable to income tax under section 135 of the Act;

"Option-holder"                     the  holder  of  an  Option  or,  where  the
                                    context   admits  or  requires,   his  legal
                                    personal representatives;

"Option Tax Liability"              any  liability of the Company or Employer to
                                    account to the Inland Revenue for any amount of, or representing, income tax or NICs on any Option Gain;

"Personal Representatives"          the legal  personal  representatives  of the
                                    deceased  Option-holder  (being  either  the
                                    executors  of his will to whom a valid grant
                                    of  probate  has been  made  or,  if he dies
                                    intestate,      the      duly      appointed
                                    administrator(s) of his estate) who have produced to the Company evidence of their appointment as such;

"Qualifying Option"                 the  same  meaning  as  in  paragraph  1  of
                                    Schedule 14;

"Qualifying Trade"                  the  same  meaning  as  in  paragraph  18 of
                                    Schedule 14;

"Schedule"                          the schedule to this Agreement;

"Schedule 14"                       Schedule 14 of the Finance Act 2000;

"Secondary NICs"                    Secondary   Class   1   National   Insurance
                                    Contributions;

"Shares"                            shares  of  Common   Stock  in  the  Company
                                    complying  with the  conditions of paragraph
                                    38 of Schedule 14;

"Subsidiary"                        a company  within the meaning given to it by
                                    section 736 of the Companies Act 1985 and under the Control of the Company;

"Working Time"                      the same  meaning as in  paragraph  29(6) of
                                    Schedule 14.

2.2      Construction

2.2.1    Where the context so admits, any reference in this Agreement:-

         (a) to the singular number shall be construed as if it referred also to the plural number and vice versa;

         (b) to the masculine gender shall be construed as though it referred also to the feminine gender;

         (c) to a statute or statutory provision shall be construed as if it referred also to that statute or statutory provision as for the time being amended or re-enacted;

         (d) to the Act or to any provision of the Act shall be construed as if it referred also to the act or statutory provision repealed by and corresponding to the Act; and

         (e)      to Clauses are to clauses of this Agreement.

         (f)      to Rules are to rules of the Schedule.

2.2.2 The headings of this Agreement are for reference purposes only and shall not affect the meaning or construction of the Agreement.

2.2.3 If any question, dispute or disagreement occurs pertaining to the interpretation of this Agreement, the decision of the Board shall be final and binding upon all parties except as regarding any matter required to be determined by the Auditors.

2.2.4 In any matter in which they are required to act, the Auditors shall be deemed to be acting as experts and not as arbitrators and the Arbitration Act 1996 shall not apply.

2.3 This Agreement and any Option granted under it shall be governed by and construed in accordance with English law.

2.4 The Interpretation Act 1978 as modified or re-enacted from time to time shall apply to this Agreement.

3.       GRANT OF SHARE OPTION

3.1 The Company hereby grants to the Option-holder an Option to acquire Shares in the Company in accordance with the provisions of Schedule 14 of Finance Act 2000.

3.2      This Option is granted on the date and year first above written.

3.3      The   numbers   of   Shares   that   are   subject   to   this   Option
         are....................Shares   which  will  be  fully  paid  up  (when
         issued).

3.4 The Market Value of each Share under this Option on the date and year first above written is U.S.$00.19 (nineteen cents).

3.5      The Exercise Price per Share shall be U.S. $00.50 (fifty cents).

3.6 The total monetary value of this Option shall be determined by the exchange rate of the United States Dollar to the United Kingdom
         Sterling as published in "The Times" newspaper on the date and year first above written.

4.       EXERCISE OF OPTION

4.1 Subject to Clauses 4.2 and 5, this Option shall be exercisable in accordance with the terms and conditions set out in the Schedule.

4.2 This Option may be exercisable at any time before the third anniversary of the Date of Grant if at the date of termination of employment with the Group the Option-holder would have been in employment with the Group for a minimum period of 5 years.

5.       PERFORMANCE TARGETS

5.1 The Shares subject to this Option shall not vest and be exercisable unless the following performance targets are achieved:

         (a) The Group achieves a breakeven point where it generates enough revenue to cover its fixed and variable costs before net interest payable, depreciation and amortisation for the year ending 31 January 2002 as determined by the Auditors.

         (b) The Group achieves a net profit of 5% of sales in each of the succeeding two years ending 31 January 2004.

5.2 Net profit for purposes of this Clause 5 means profit after deductions of Directors' remuneration, but before deductions for net interest payable, depreciation, amortisation, Directors' bonuses and corporation tax; and shall be computed in accordance with Schedule 4 of the Companies Act 1985 as determined by the Auditors.

5.3 The basis of preparing the accounts and the accounting policies adopted by the Group shall be applied consistently within the same accounts as from one financial year to the next.

5.4 Notwithstanding any other Clause, all shares subject to this Option shall vest to the extent that they remain unvested on the sixth anniversary of the Date of Grant.

6.       ADJUSTMENT OF PERFORMANCE TARGET

         The Board may in appropriate circumstances amend the performance target and impose a different performance target on the same terms and conditions set out in Rules 4.3 and 4.4 of the Schedule.

7.       NON-ASSIGNABILITY OF OPTION

7.1 The Option-holder is prohibited from transferring any of his rights under this Agreement.

7.2 Subject to Clause 4.2, in the event of the Option-holder ceasing to be employed by the Group by reason of his death or he dies before the expiry of the Exercise Period, the Option may be exercised no later than one year after the date of death.

7.3 The terms of this Agreement shall be binding upon the Personal Representatives, heirs, and successors of the Option-holder.

8.       SECONDARY CLASS 1 NATIONAL INSURANCE LIABILITY

         The Option-holder hereby agrees with the Company and undertakes to the Employer to bear the whole of any Secondary NICs that may arise in respect of any Option Gain if this Option ceases to be a Qualifying Option for any reason whatsoever.

9.       OPTION-HOLDERS' TAX INDEMNITY AND RECOVERY OF SECONDARY NICS

9.1 The Option-holder shall indemnify the Employer against any Option Tax Liability.

9.2 The Company may refuse to allot and issue any Shares under this Agreement unless and until the Option-holder has paid to the Employer any such sum as is, in the opinion of the Employer, sufficient to indemnify the Employer in full against any Option Tax Liability or the Option-holder has made such other arrangement as, in the opinion of the Employer will ensure that the total Option Tax Liability will be recovered from the Option-holder within such period as the Employer may determine.

9.3 In order to meet the Option-holder's obligations under Clause 8 and 9.1, the Employer may also take any or all the actions contained in Rule 13.6 of the Schedule.

10.      OPTION HOLDER

10.1 The Option-holder agrees that the vesting of Shares pursuant to Clause 4 is subject to continuing employment with the Group.

10.2     The  Option-holder   agrees  that  this  Agreement,   the  transactions
         contemplated hereunder does not constitute an express or implied promise of continued employment with the Group.

10.3 The Option-holder confirms to the Group that his Committed Time amounts to at least 25 hours a week or, if less, 75% of his Working Time.

10.4 The Option-holder acknowledges receipt of a copy of this Agreement including the Schedule and Appendix A. He further states that he is familiar with the terms and provisions contained therein.

10.5 The Option-holder hereby accepts this Option subject to all of the terms and provisions contained in the Agreement thereof.

10.6 The Option-holder declares that he has reviewed this Agreement in its entirety, has had an opportunity to obtain advice of Counsel prior to executing this Agreement and fully understands all the provisions of this Agreement including the Schedule.

10.7 The Option-holder further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

10.8 The Option-holder also agrees to notify the Company upon any change of his residential address.



IN WITNESS OF WHICH this document has been duly executed as a deed and has been duly delivered on the day and year first above written



---------------------------------           ------------------------------------
Signed by and on behalf of the              Signed by and on behalf of the
Company                                     Employer


----------------------------------
Option-holder


 --------------------------------
   in the presence of (witness)


Name         ____________________________________

Address     ____________________________________

            ____________________________________

            ____________________________________

                                    SCHEDULE

                                    INVU INC.
                        ENTERPRISE MANAGEMENT INCENTIVE


                             RULES OF THE AGREEMENT


CONTENTS

1.       INTERPRETATION AND CONSTRUCTION

2.       STATUS OF THE SCHEDULE

3.       INDIVIDUAL LIMITS

4        GRANT OF AN OPTION

5        RESTRICTIONS UPON THE EXERCISE OF AN OPTION

6.       EXERCISE AND LAPSE OF OPTIONS

7.       COMPANY REORGANISATION

8.       REPLACEMENT OPTIONS

9.       PROCEDURE ON EXERCISE

10.      AVAILABILITY OF AUTHORISED CAPITAL

11.      LOSS OF OFFICE

12.      VARIATION OF CAPITAL

13       CESSATION OF QUALIFYING OPTION STATUS

14.      GENERAL

15.      AMENDMENTS AND TERMINATION

16.      NOTICES

1.       INTERPRETATION AND CONSTRUCTION

         Clause 2 of the Agreement shall apply to this Schedule.

2.       STATUS OF THE SCHEDULE

         This Schedule is an appurtenance of, and subordinate to, the provisions of the Agreement. The Agreement shall prevail in any conflict between both documents.

3.       INDIVIDUAL LIMITS

         Limit on Shares under the Agreement

3.1 The value of Qualifying Options over Shares which the Board may grant to the Option-holder on any date shall in aggregate, not exceed or further exceed the maximum value permitted from time to time by
         Schedule 14.

         Excess Options

3.2 If the Option-holder is granted an Option that causes the limit imposed by Rule 3.1 above to be exceeded then that Option shall not be a Qualifying Option so far as it relates to the excess.

         Period of Grant

3.3 Where the Option-holder has been granted Options under Rule 3.1 above, any further Options granted to him by reason of his employment with the Group within 3 years of the date of grant of the last qualifying option is not a Qualifying Option.

4.       GRANT OF AN OPTION

         General

4.1 Subject to the Rule 3.1 above, the Board may at any time on or after the date hereof and from time to time grant to the Option-holder an Option over such number of Shares as it may decide.

         Procedure

4.2 The Board may adopt such procedures in its sole discretion for granting Options to the Option-holder.

         Performance targets and additional conditions

4.3 The Board may in its absolute discretion impose an objective performance target, the attainment of which shall normally be a condition precedent to the exercise of the Option. The Board may also impose objective conditions when granting an Option.

4.4      Where:-

         (a) event(s) occur as a result of which the Board considers it fair and reasonable to adjust the performance target or impose a different performance target;

         (b)      event(s) mentioned in Rule 12 occur; and

         (c)      event(s) specified at the time the Option was granted occur.

         the Board may make such adjustments as it may decide, including the imposition of entirely different objective conditions to the performance target and provided that such adjustments do not have the effect of making the performance target more onerous than it was or they were immediately before the circumstance in question and such adjustment shall not be made unless the Auditors (acting as experts and not as arbitrators) shall have confirmed in writing to the Board that, in their opinion, they are fair and reasonable.

         Non-assignability of Option

4.5 No Option nor any right thereunder shall be capable of being transferred, assigned or charged except on the death of the Option-holder when an Option may be exercised by his Personal Representative in accordance with Rule 6.6.

5.       RESTRICTIONS UPON THE EXERCISE OF AN OPTION

5.1 The Option granted must be exercised not later than 10 years after the Date of Grant.

         Expiry of Exercise Period

5.2 Notwithstanding any other Rule, an Option shall lapse upon the expiry of the Exercise Period.

         Lapsing of Option

5.3 Where under any of the provisions of this Rule 5, 6, and 7 an Option lapses, that Option shall cease to be exercisable thereafter, notwithstanding any other provision of those Rules other than as referred to in Rule 5.4 below.

5.4 The Option-holder may release his Option in consideration of the grant of a "New Option" in accordance with Rule 8 within the time allowed by that Rule notwithstanding the provisions of Rule 7.

         Additional conditions

5.5 Notwithstanding any other Rule, the Option-holder may not exercise his Option unless and until the performance target has been satisfied.

5.6 Rule 5.5 shall not apply if the Option becomes exercisable in accordance with Rule 6, Rule 7 and Rule 8.6.

6.       EXERCISE AND LAPSE OF AN OPTION

         General

6.1 Subject to Rules 6.2, 6.4, 6.5, 6.6, 6.7, 7 and 8.2 the Option-holder may exercise his Option at any time or from time to time during the Exercise Period.

         Cessation of employment - general

6.2 Subject to Rules 6.4 and 6.6, if his employment with the Group terminates for any reason whatsoever, the Option-holder may not thereafter exercise his Option without the consent of the Board; and his Option shall lapse on the date of the termination of his employment unless and to the extent that the Board decides otherwise in accordance with Rule 6.5.

6.3 A female Option-holder who has a right to return to work, pursuant to the Employment Rights Act 1996, shall be deemed for the purposes of the Rules not to have ceased to be employed by the Group until such time as she is no longer capable of exercising a right to return to work and not to have ceased to be employed if she exercises that right.

         Cessation of employment- special circumstances

6.4 If the Option-holder ceases to be employed by the Group in the period from the thirtieth month of the Date of Grant and the thirty sixth month:-

         (i) by reason of ill-health or injury or disability or (within the meaning of the Employment Rights Act 1996) redundancy;

         (ii) by reason of the Company by which the Option-holder is employed ceasing to be a member of the Group;

         (iii) by reason of the undertaking in which the Option-holder was being transferred to a transferee which is not a member of the Group; or

         (iv) by reason of his wrongful dismissal by the employer or his terminating his employment as a result of the employer's conduct he may, notwithstanding Rule 6.2 exercise his Option at any time or from time to time within the period of 40 days and subject to Rule 6.6 below, at the expiry of that period his Option shall lapse.

6.5 If the Option-holder ceases to be employed by the Group for any reason other than that mentioned in Rule 6.4, the Board may notwithstanding Rule 6.2 permit him to exercise all or part of his Option within 40 days of the termination of his employment, and subject to Rule 5.1, at any time, or from time to time, within such longer period as the Board at its discretion shall determine, not being later than the tenth anniversary of the Date of Grant of the Option. Subject to Rule 6.6 at the expiry of that period the Option shall lapse.

         Death of the Option-holder

6.6 If the Option-holder ceases to be employed in the period from the thirtieth month of the Date of Grant and the thirty-sixth month by the Group by reason of his death or dies before the expiry of the period allowed or permitted by Rules 6.4, his Personal Representatives may, notwithstanding Rule 6.2, exercise his Option at any time or from time to time within the period of 12 months after the date of his death and at the expiry of that period his Option shall lapse.

         Transfer to another country

6.7 If the Option-holder, while continuing to hold an office or employment with the Group is to be transferred to work in another country and the Board is satisfied that as a result of that transfer either:-

         (i)      he  will  suffer  a  tax  disadvantage   upon  exercising  his
                  Option(s); or

         (ii) he will become subject to restrictions on his ability to exercise his Option(s) or to deal in the Shares obtained upon exercise of his Option(s)

         the Option-holder may, notwithstanding Rule 6.1, at the discretion of the Board, exercise all or any of his Options in whole or in part in the period commencing three months before and ending 40 days after the date of transfer (but so that any exercise before the date of transfer shall be conditional upon such transfer taking place). Upon the expiry of such period, all Options to the extent unexercised, shall cease to be exercisable under this Rule 6.7 and shall be exercisable at such other times as provided in this Schedule.

7.       COMPANY REORGANISATIONS

         Change in Control

7.1      If as a result of either:

         (a) a general offer to acquire the whole of the ordinary share capital which is made on condition such that if satisfied, the person making the offer will have Control of the Company; or

         (b)      a general  offer to  acquire  all the  Shares  of the  Company
                  (other than those which are already owned by him and/or any person acting in concert with him)

         the Company shall come under the Control of any person (or persons acting in concert), the Option-holder may, notwithstanding Rule 6.2 and except where Rule 8 applies, exercise his Option at any time and from time to time within the period of 40 days following such change of Control or, as the case may be, the making of such offer.

7.2 If any such offer is made as mentioned in Clause 7.1 or the Board becomes aware that any such offer has been made, the Board may, notwithstanding Rule 6.1 and except where Rule 8 applies give notice to the Option-holder inviting him to exercise this Option to the extent it has vested, conditional upon, and with effect from the date the notice is given, and on the expiration of the stipulated period this Option shall lapse and cease to be exercisable.

7.3 In the event that the acquiring company abstains from assuming this Option as provided for in Rule 8, the Shares subject to this Option shall at the discretion of the Board and notwithstanding Clauses 4 and 5 become fully vested. In this circumstance, the Board shall notify the Option-holder in writing to exercise this Option within a period of time, being a period of not less than seven days and not more than 40 days from the date of such notice, and on the expiration of the stipulated period this Option shall lapse and cease to be exercisable.

         Liquidation

7.3 If an effective resolution is passed by the shareholders of the Company for the voluntary winding-up of the Company, the Option-holder may, notwithstanding Rule 6.1, forthwith and until the expiry of the period of 40 days after the adoption of the resolution by the shareholders exercise his Option, which exercise may be conditional on the consummation of such liquidation, and at the end of that period the Option shall, subject to Rule 8, lapse.

7.4 Where the Option-holder exercises his Option in accordance with Rule 7.3, he shall be entitled to share in the assets of the Company with existing holders of Shares in the same manner as he would have been entitled had the Shares been registered in his name before the resolution was passed.

7.5 Subject to Rules 7.3and 8, all Options, insofar as not already exercised, shall automatically lapse in the event of an effective resolution being passed or and an order being made for the winding-up of the Company.

         Demerger

7.6 If notice is given to shareholders of the Company of a proposed demerger of the Company or of any Subsidiary the Board may give notice to the Option-holder that this Option may then be exercised in respect of such proportion of the Shares as the Board may specify within such period (not exceeding 30 days) as the as the Board may specify save that:

         (a) no such notice shall be given unless the Auditors have confirmed in writing to the Board that the interests of the Option-holder would or might be substantially prejudiced if before the proposed demerger has effect the Option-holder could not exercise his Option and be registered as the holder of the Shares; and

         (b) the proportion of the Shares which is so specified by the Board shall be the same as that specified in relation to all other rights to acquire Shares granted at the same time as was this Option.

8.       REPLACEMENT OPTION FOLLOWING COMPANY REORGANISATION

         Application

8.1 This Rule applies where a company (the "acquiring company") obtains Control of the Company as a result of making:

         (a) a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by it and/or by its Holding Company and/or by the Subsidiaries of it or of its Holding Company) made on a condition such that if it is satisfied the acquiring company will have Control of the Company; or

         (b) a general offer to acquire all the Shares (or such Shares as are not already owned by it and/or by its Holding Company and/or by the Subsidiaries of it or of its Holding Company).

         Release of Options

8.2 Where there is a qualifying exchange of shares (as mentioned in paragraph 60 of Schedule 14) the Option-holder may with the agreement of the acquiring company, within the period referred to in Rule 8.4 below release his Option (the "Old Option") in consideration of the grant to him of an Option (the "New Option") over shares in the acquiring company or some other company that has Control of the acquiring company. This replacement Option is subject to the conditions in Rule 8.3 below.

         The conditions

8.3 A New Option qualifies as a replacement Option on the following conditions:

         (a) the Option is granted to the holder of the Old Option by reason of his employment -

                  (i)      with the acquiring company, or

                  (ii) if that company is a parent company, with that company or another Group company;

         (b) at the time of the release of rights under the Old Option, the requirements of the purpose criteria in paragraph 9 of
                  Schedule 14 are met with relation to the New Option;

         (c) at that time, the independence requirement and the trading activities requirements are met in relation to the acquiring company;

         (d) at that time, the Option-holder is an Employee in relation to the acquiring company;

         (e) at that time, the requirements as to the terms of the Option found in Part V of Schedule 14 are met in relation to the New Option;

         (f) the total Market Value, immediately before the release, of the Shares which were subject to the Old Option is equal to the total Market Value, immediately after the grant, of the shares in respect of which the New Option is granted; and

         (g) the total amount payable by the Option holder for the acquisition of Shares in pursuance of the New Option is equal to the total amount that would have been payable for the acquisition of Shares in pursuance of the Old Option.

         Period of release

8.4      The period referred to in Rule 8.2 is:

         (a) in a case falling within Rule 8.1(a), six months beginning with the time when the acquiring company obtains Control of the Company and any condition subject to which the offer is made, satisfied or waived;

         (b) in a case falling within Rule 8.1(b) or (d), six months beginning with the time when the acquiring company obtains Control of the Company whose shares are subject to the Old Option; and

         Effect of release

8.5 Where the Option-holder is granted a New Option in consideration of the release of his Old Option in accordance with this Rule, then:-

         (i) the New Option shall be exercisable in the same manner as the Old Option;

         (ii) the New Option shall be subject to the provisions of the Agreement as it had effect in relation to the Old Option immediately before the release;

         (iii) with effect from the release, the Rules (except Rule 4) shall in relation to the New Option be construed as if references to Shares were references to the shares in respect of which the New Option is granted; and

         (vi) with effect from the release, Rules 5.1 to 5.3, Rules 6 to 13 (all inclusive) and Rule 15 shall in relation to the New Option be construed as if references to the Company (including any such references as occur in expressions which are defined in Clause 2 of the Agreement and used in this Schedule) were references to the company in respect of whose shares the New Option is granted.

         Changes to the class or rights of Shares

8.6 If notice is duly given of a general meeting at which a resolution will be proposed whereby:-

         (i) the class of shares for the time being constituting Shares, in the opinion of the Auditors, will be materially altered; or

         (ii) the rights attaching to shares which for the time being constitute Shares will be altered so that such shares will cease to be Shares an Option shall, notwithstanding Rule 6.2, Rules 5.1 and 5.2, be exercisable in whole or in part (but so that any exercise under this Rule shall be conditional upon the resolution being passed) at any time thereafter until such resolution is duly passed or defeated or the general meeting concluded or adjourned indefinitely, whichever shall occur first. If such a resolution is passed an Option shall, to the extent unexercised, thereupon lapse.

9.       PROCEDURE ON EXERCISE

         Partial exercise

9.1 Where an Option is exercisable, the Option-holder may exercise it in whole or in part.

         Method of exercise

9.2 The Option-holder shall exercise his Option by giving notice in writing to the Board (a "Notice of Exercise") in the form of the draft in Appendix A to this Agreement accompanied by payment in full at the Exercise Price together with any required taxes and such other documents as the Board may determine.

         Time of exercise

9.3 An Option shall be deemed to have been exercised on the date on which the Notice of Exercise, payment of the Exercise Price and any required taxes and documents are received at the registered office of the Company or other office as specified by the Board.

         Allotment or transfer of Shares

9.4 Subject to Applicable Laws, such consents or other required action of any competent authority under regulations or enactments for the time being in force as may be necessary and subject to compliance with the terms of the Option, the Board shall within 30 days of the date of exercise either issue and allot to the Option-holder the number of Shares specified in the Notice of Exercise or procure the transfer to him of those Shares.

         Rights of new Shares allotted

9.5 Shares issued and allotted pursuant to the Agreement shall rank equally in all respects with Shares then in issue, save as regards any rights attaching to Shares by reference to a record date prior to the date on which the Shares are issued and allotted.

10.      AVAILABILITY OF AUTHORISED CAPITAL

         The Company shall keep available sufficient un-issued share capital to satisfy all outstanding Options in respect of un-issued Shares.

11.      LOSS OF OFFICE

         The grant of this Option subject to the Agreement is a matter entirely separate from, and shall not affect the Option-holder's pension rights and terms of employment and, in particular (but without limitation), if the Option-holder shall for any reason cease to be employed by the Group or to be entitled to exercise his Option, he shall not be entitled to any compensation by reference to the rights granted to, or the benefits capable of being received by him under this Agreement or for any loss or diminution in value of such rights or benefits.

12.      VARIATION OF CAPITAL

         General

12.1 In the event of any capitalization issue by the Company, or any offer or invitation made by way of rights, or any consolidation, subdivision or reduction of its share capital or any other variation of its share capital, the Board may adjust in such manner as it may decide to be appropriate the number and nominal amount of Shares subject to this Option (including any Option which has been exercised but in respect of which Shares have not been issued and allotted), the Exercise Price and, subject to Rule 12.2 the Board's decision shall be final and binding on the Option-holder.

         Restrictions on adjustment

12.2 No adjustment shall be made pursuant to Rule 12.1 unless and until the Auditors (acting as experts and not as arbitrators) shall have confirmed in writing to the Board that the adjustment is, in their opinion, fair and reasonable.

         Notification of adjustment

12.3 If any adjustment is made pursuant to this Rule, the Board shall notify the Option-holder of the adjustment as soon as practicable after its decision.

13.      CESSATION OF QUALIFYING OPTION STATUS

         Disqualifying events

13.1 this Option shall cease to be a Qualifying Option on the occurrence of the following events:-

         (a) the Company ceasing to meet the trading activities requirement of Schedule 14;

         (b) the Option-holder ceasing to be an Employee by reason of not meeting the employment requirement or the commitment to Working Time;

         (c) a conversion of any of the shares to which the Option relates into shares of a different class except within the application of paragraph 50 of Schedule 14;

         (d) an alteration to the terms of the Option (other than an earlier exercise) and subject to any amendment to Schedule 14 adjustment of share capital without Inland Revenue approval;

         (e) the Company becomes a 51% subsidiary of another company or group company;

         (f) the Company was a qualifying company at the time the Option was granted by reason only of preparation to carry out a Qualifying Trade;

         (g) the grant to the Option-holder of a relevant Company Share Option Plan ("CSOP"), if immediately after it is granted the Option-holder holds unexercised employee options in respect of shares with a total value of more than (pound)100,000;

         (h)      a company reorganisation (loss of independence); and

         (i)      notification  by the Inland Revenue that the  requirements  of
                  Schedule 14 have not been met.


         Effects of disqualification

13.2 Subject to Rule 13.3 below, an occurrence of the disqualifying events in Rule 13.1 will create an Option Tax Liability on any Option Gains.

13.3 This Option (whether an "original option" or a "replacement option") shall remain a Qualifying Option if it is exercised within 40 days of the disqualifying event.

         Secondary NICs Liability

13.4 The Option-holder shall be financially responsible for the whole of the Secondary NICs liability that may arise on the occurrence of the events mentioned in Rule 13.1 above.

13.5 The Option-holder in total fulfilment of his obligation under Rule 13.4 shall reimburse the Employer for any sums it has paid in respect of Secondary NICs due under the Social Security Contributions and Benefits Act 1992.

13.6 The Board will accept reimbursement for any Secondary NICs the Employer has paid with regard to this Option by any or all of the following means:

         (a)      accept payment from the Option-holder;

         (b)      withhold some of the Option-holder's Option gains;

         (c) dispose of the Option-holder's shares sufficient to meet the liabilities; and

         (d) deduction of sufficient funds from the proceeds of the exercise of the Option.

13.7 The Board shall remit promptly to the Employer any sums obtained in Rule 13.6.

14.      GENERAL

         Administration

14.1 Save as otherwise provided in the Rules, the Agreement shall be administered by the Board and, in the event of any dispute as to whether the Option-holder is or is not an Employee or as to any rights or obligations of the Option-holder under the Agreement or as to any question concerning the construction or effect of the Agreement (other than a matter to be certified by the Auditors in accordance with the Agreement), the Board shall decide the same and its decision shall be final and binding on all persons.

         Notices and circulars to shareholders

14.2 The Board shall not be obliged to provide the Option-holder with copies of any notices, circulars or other documents sent to holders of Shares except those which relate to events which, under Rule 7, entitle the Option-holder to exercise his Option.

         Costs and expenses

14.3 The costs of the preparation and operation of this Agreement shall be borne by the Company.

15.      AMENDMENTS AND TERMINATION

         The Board may at any time and from time to time amend or add to the Option in any respect provided that:-

         (a) no amendment or addition shall be made which would affect adversely any of the subsisting rights of the Option-holder except with his consent in writing; and

         (b) no amendment or addition to the Option shall have effect unless and until it has been approved by the Board of Inland Revenue pursuant to the Act.


16.      NOTICES

         To the Option-holder

16.1 Save as otherwise provided herein, any notice or document to be given by the Board or the Company to the Option-holder may be given by personal delivery or by sending it by ordinary post to his last known address. Where a notice or document is sent by post it shall be deemed to have been received 72 hours after it was put into the post properly addressed and stamped. All notices and documents sent by post will be sent at the risk of the Option-holder. Neither the Company nor any of its Subsidiaries shall have any liability whatsoever to the Option-holder in respect of any notice or document sent, nor shall the Company or any of its Subsidiaries be concerned to see that the Option-holder actually receives it.

         To the Company

16.2 Save as otherwise herein provided, any notice or document given by the Option-holder to the Company or the Board shall be delivered or sent to the Company as its registered office (or at such other place or places as the Board may from time to time determine and notify to the Option-holder) and be effective upon receipt.

                                   APPENDIX A

                    INVU INC. ENTERPRISE MANAGEMENT INCENTIVE

                          NOTICE OF EXERCISE OF OPTION


TO:      The Company Secretary
                  INVU Inc. ("the
Company")

1.       I hereby  exercise my Option to  acquire..............Shares  of Common
         Stock at the Exercise Price stated in Clause 3.5 of the Agreement dated
         ..................................... 2001.

2. Please allot or transfer the said shares, which are to be registered in my name. I accept and agree that the said shares are subject to the Agreement and the Articles of Incorporation of the Company.

3.       I hereby  deliver to the Company  U.S.$.........................  being the aggregate Exercise Price of the total number of shares in respect of which the Option is being exercised.

4. The said shares are being acquired as beneficial owner/personal representative of the Option-holder and not as trustee or nominee for any other person.

5. Please issue a share certificate to me at the address shown below. I agree that any documents sent to me by ordinary post will be at my own risk.



Signature: ..................................

Address: ....................................

         .....................................

         .....................................

         .....................................

Date  : ......................................